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                                                         EXHIBIT 10(b)
                     REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of September 11, 1984, among HH Holding Inc., a Delaware corporation (the "Company"), and the other parties listed on the Schedule of Stockholders attached to this Agreement.

          1. INTRODUCTION. The Company (a) is a party to the Common Stock Subscription Agreement (the "Common Stock Subscription Agreement"), dated as of the date hereof, among the Company and the other parties (collectively, the "Investor Group") to this Agreement other than Teachers Insurance and Annuity Association of America, a New York corporation ("Teachers") and (b) pursuant to an assignment from HH Acquiring Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Acquiring Corp."), has become a party to the Purchase Agreement (the "Purchase Agreement"), dated as of August 15, 1984, between the Company (as assignee of Acquiring Corp.) and Teachers. On the terms and conditions set forth in the Common Stock Subscription Agreement, each member of the Investor Group has agreed, among other things, to purchase from the Company the number of shares of the Company's Class A Common Stock, par value $1.00 per share (the "Class A Common Stock"), specified opposite the name of such member in the Schedule of Stockholders attached to this Agreement. On the terms and conditions set forth in the Purchase Agreement, Teachers has agreed, among other things, to purchase from the Company 1,500,000 shares of the Company's Class B Common Stock, par value $1.00 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock") and warrants (the "Warrants") to purchase an additional number of shares of common stock on the terms and conditions set forth in the Warrants. This Registration Rights Agreement shall become effective upon the issuance of Common Stock to the members of the Investor Group and Teachers pursuant to the Common Stock Subscription Agreement and the Purchase Agreement, respectively. Certain capitalized terms used in this Agreement are defined in section 3.7.
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          2.   REGISTRATION UNDER SECURITIES ACT, ETC.

          2.1. REGISTRATION ON REQUEST. (a) At any time or from time to time after the third anniversary of the issuance of Common Stock pursuant to the Common Stock Subscription Agreement and the Purchase Agreement, upon the written request of one or more Qualified Holders requesting that the Company effect the registration under the Securities Act of all or any part of such Qualified Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company shall promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company shall, as expeditiously as reasonably possible, use its best efforts to effect the registration under the Securities Act of

          (i) the Registrable Securities which the Company has been so requested to register by such Qualified Holder or Holders, for disposition in accordance with the intended method of disposition stated in such request,

          (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition thereof), and

          (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this section 2.1,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered, PROVIDED that, on and prior to the fifth anniversary of the date of this Agreement, the Company shall not be required to effect any registration of Registrable Securities pursuant to this section 2.1 unless (x) a single holder of Registrable Securities has requested the registration of a number of shares of Registrable Securities held by such holder which is equal to or greater than 10%

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of the shares of Common Stock at the time outstanding and (y) the aggregate number of shares of Registrable Securities requested to be registered by all holders of Registrable Securities is equal to or greater than 15% of the number of shares of Common Stock at the time outstanding.

          (b)  REGISTRATION STATEMENT FORM.  Registrations under this section 2.1 shall be on such appropriate registration form of the Securities and Exchange Commission as shall be selected by the Company, and be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be disposed of, and as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

          (c) EXPENSES. The Company will pay all Registration Expenses in connection with (i) each registration requested under this section 2.1 if Teachers shall have requested that such registration include all or any part of the Registrable Securities of Teachers, PROVIDED that the provisions of this clause (i) shall not require the Company to pay Registration Expenses in connection with any such registration after the first three such registrations in connection with which Teachers has so requested the registration of any Registrable Securities of Teachers and in the case of each of such three registrations 90% or more (by number of shares) of such Registrable Securities were so registered, and (ii) three additional registrations requested under this section 2.1 by one or more Qualified Holders other than Teachers at a time when the provisions of clause (i) above do not require the Company to pay Registration Expenses or in connection with which Teachers has not requested the registration of any Registrable Securities. The Registration Expenses in connection with each other registration requested under this section 2.1 shall be allocated among all persons on whose behalf securities of the Company are included in such registration, pro rata among such persons on the basis of the respective amounts of the securities then being registered on their behalf.

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          (d)  EFFECTIVE REGISTRATION STATEMENT.  A registration
requested pursuant to this section 2.1 will not be deemed to have been effected (i) unless it has become effective, PROVIDED that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the holders of Registrable Securities who initially requested registration of Registrable Securities shall be deemed to have been effected by the Company at the request of such holders, unless such holders shall have elected to pay all Registration Expenses in connection with such registration, or (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission or other governmental agency or of any court.

          (e) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, pro rata among such holders on the basis of the number of Registrable Securities requested to be included by such holders, and (ii) second, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof.

          2.2. INCIDENTAL REGISTRATION. (a) If the Company at any time proposes to register its Common Stock under the Securities Act (other than a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public or in connection with an acquisition for a consideration of $10 million or less, other than a registration on Form S-8, or any successor form thereto, relating to a stock option plan, stock purchase plan, managing directors' plan, savings or

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similar plan and other than pursuant to section 2.1), whether or not for sale for its own account, the Company will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and shall state the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders of Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the Common Stock which the Company proposes to register, PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registering such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 2.1, and
(ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          (b) No registration effected pursuant to a request or requests referred to in this section 2.2 shall be deemed to have been effected pursuant to section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2.

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          (c)  If (i) a registration pursuant to this section 2.2
involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 2.4 or, if requested to do so, is not obligated to do so under section 2.4), and (iii) the managing underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the Common Stock being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by each holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

          2.3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable
Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission (in the case of a registration pursuant to section 2.1, such filing to be made within 60 days after the initial request of one or more Qualified Holders of Registrable Securities or in any event as soon thereafter as possible) the

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     requisite registration statement with respect to such Registrable
     Securities (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and use its best efforts to cause such registration statement to become and remain effective, PROVIDED that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a registration pursuant to section 2.1, the expiration of 180 days after such registration statement becomes effective, or (ii) in the case of a registration pursuant to section 2.2, the expiration of 90 days after such registration statement becomes effective, PROVIDED that if less than all the Registrable Securities are withdrawn from registration after the expiration of the relevant period, the shares to be so withdrawn shall be allocated pro rata among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration;

          (c) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in

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     such registration statement (including each preliminary
     prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller and each underwriter, if any, of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as the registration statement remains in effect and do any and all other acts and things which may be necessary or advisable to enable such seller and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e)  use its best efforts to cause all Registrable
     Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in

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     the light of the circumstances then existing, and promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act;

          (h) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable
     Securities;

          (j) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any), of

               (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in

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          form and substance to such seller and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as such seller (or the underwriters, if any) may reasonably request;

          (k) give the holders of Registrable Securities whose Registrable Securities are registered under such registration statement and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Securities and Exchange Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the respective counsel of such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; and

          (l) use its best efforts to list all Registrable Securities covered by such registration statement on each securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

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          Each holder of Registrable Securities shall be deemed to
have agreed by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the occurrence of any event of the kind described in paragraph (f) of this section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(f) of this section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (b) of this section 2.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (f) of this section 2.3.

          If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          If, in connection with any registration under section 2.1 which is proposed by the Company to be on Form S-3 or any similar
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short form registration statement which is a successor to Form S-3, the managing underwriters, if any, shall advise the Company in writing that in their opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

          2.4. UNDERWRITTEN OFFERINGS. (a) SELECTION OF UNDERWRITERS. If a requested registration pursuant to section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriters.

          (b) UNDERWRITING AGREEMENT. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in section 2.5. The holders of Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Such holders of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding

                                  49
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     such holders and such holders' intended methods of distribution.

          (c) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its Common Stock under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 2.2, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, PROVIDED that if the managing underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration and the holders of any other shares of Common Stock which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under section 2.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other shares of Common Stock so requested to be included would interfere with the successful marketing of the Common Stock (other than such Registrable Securities and other shares of Common Stock so requested to be included) by the underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities and shares of other Common Stock so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and of such other shares of Common Stock so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares of such other Common Stock so requested to be included the registration of which shall have been requested by each holder of Registrable Securities and by the holders of such other Common Stock so that the resultant aggregate number of such Registrable Securities and of such other shares of Common Stock so requested to be included which are included in such underwritten offering shall be equal to the approximate number
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     of shares stated in such managing underwriter's letter.  The holders of Registrable Securities whose Registrable Securities are to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Such holders of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holders and such holders' intended methods of distribution.

          (d) HOLDBACK AGREEMENTS. (i) Each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to section 2.1 or
     2.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration.

          (ii) The Company agrees (x) if so required by the managing underwriter, not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to section 2.1 has become effective, except as part of such underwritten registration and except in connection with a stock option plan, stock purchase plan, managing directors' plan, savings or similar plan, or an acquisition of a business, merger or exchange of stock for stock, and (y) to cause each holder of its equity securities or of any securities convertible into or exchangeable or

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     exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of such underwritten registration.

          2.5. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to section 2.1 or 2.2, the holder of any Registrable Securities which are covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue
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

     statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company specifically stating that it is for use in the preparation thereof and (ii) the provisions of this section 2.5(a) shall not inure to the benefit of any underwriter (or any person controlling such underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of securities to any Person if such underwriter failed to send or give a copy of the related prospectus, as the same may be then amended or supplemented, to such Person within the time required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

          (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 2.5) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. Incase any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect of such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.
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
          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this section 2.5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e)  PAYMENTS.  The indemnification required by this section
     2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          3.  GENERAL.

          3.1 ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.

          3.2 RULE 144. If the Company shall have filed a registration statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act) and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

          3.3 NOMINEES FOR BENEFICIAL OWNERS. In the event that Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement).

          3.4 STOCKHOLDERS AGREEMENT. Notwithstanding anything above to the contrary, all transfers of Registrable Securities subject to the provisions of the Stockholders Agreement shall, during the term thereof, be made in accordance with said provisions.

          3.5 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, Teachers and the holders of 60% or more of the shares of Common Stock originally issued pursuant to the Common Stock Subscription Agreement, or issued in exchange or substitution therefor, at the time outstanding. Each holder of any shares of Common Stock at the time or thereafter outstanding shall be bound by any consent authorized by this section 3.5, whether or not such shares of Common Stock shall have been marked to indicate such consent. The Company will not consent to any modification, supplement or waiver in connection with the registration rights provisions of the Purchase Agreement.

          3.6 NOTICES. Except as otherwise provided in this Agreement, notices and other communications under this Agreement

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

shall be in writing and shall be delivered, or mailed by first-class mail, postage prepaid, addressed, (a) if to a party other than the Company, to such party at the address set forth in the Schedule of Stockholders attached to this Agreement, or at such other address as such party shall have furnished to the Company in writing and (b) if to the Company, at 40 N.E. Loop 410, San Antonio, Texas 78216, to the attention of its Secretary, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

          3.7 CERTAIN DEFINITIONS. As used in this Agreement, the following terms have the following respective meanings:

          ACQUIRING CORP.:  As defined in section 1 of this Agreement.

          CLASS A COMMON STOCK:  As defined in section 1 of this
Agreement.

          CLASS B COMMON STOCK:  As defined in section 1 of this
Agreement.

          COMMON STOCK:  As defined in section 1 of this Agreement.

          COMMON STOCK SUBSCRIPTION AGREEMENT: As defined in section 1 of this Agreement.

          COMPANY: As defined in the first paragraph of this Agreement.

          EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be amended from time to time.

          INVESTOR GROUP:  As defined in section 1 of this Agreement.

          MARKET PRICE: The last sale price, regular way, of the Common Stock on any date, or, if there shall have been no sale on any

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

such date, the average of the closing bid and asked prices of the Common Stock on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is at the time listed or admitted to trading, or if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or if there shall have been no trade on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system. If at any time the Common Stock is not listed on any exchange or quoted in the domestic over-the-counter market, the "Market Price" shall be deemed to be the fair value thereof, as determined in good faith by an independent brokerage firm selected by the Company and satisfactory to holders of a majority of the Registrable Securities in respect of which a request for registration under section 2.1 has been made, as of a date which is within 15 days preceding the date as of which the determination is to be made.

          NASD:  The National Association of Securities Dealers, Inc.

          PERSON: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

          PURCHASE AGREEMENT: As defined in section 1 of this Agreement.

          QUALIFIED HOLDERS: Any holder or holders of Registrable Securities making a written request pursuant to section 2.1 for the registration of all or part of the Registrable Securities held by such holder or holders if on the date of such request (a) the Market Price of such Registrable Securities to be registered exceeds $40,000,000 and (b) the number of shares of such Registrable Securities to be registered is equal to or greater than 10% of the number of shares of Common Stock at the time outstanding.

          REGISTRABLE SECURITIES: All shares of Class A Common Stock issued or issuable pursuant to the Common Stock Subscription

Agreement or the Purchase Agreement, upon exercise of any Warrants or upon conversion of any shares of Class B Common Stock issued pursuant to the Purchase Agreement or upon exercise of any Warrants, including any securities issued or issuable with respect to such shares of Common Stock or Warrants by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, except for shares of Common Stock which have been distributed to the public pursuant to a registration statement or Rule 144 (or any successor provision) under the Securities Act. Holders of Warrants or shares of Class B Common Stock shall be deemed to be holders of the Registrable Securities which are at the time issuable upon exercise of such Warrants or upon conversion of such shares of Class B Common Stock.

          REGISTRATION EXPENSES: All expenses incident to the Company's performance of or compliance with section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of a single counsel retained by the holders of the Registrable Securities being registered (or, if Teachers has requested the registration of Registrable Securities in connection with a registration under section 2, at Teachers' election, one counsel for Teachers and one counsel for all other holders of Registrable Securities being registered) and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, PROVIDED that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, and shall not include auditing fees, premiums or other expenses relating to liability insurance required by underwriters or the Company, or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

          SECURITIES ACT: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be amended from time to time.

          SECURITIES AND EXCHANGE COMMISSION: The U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          STOCKHOLDERS AGREEMENT: The Stockholders Agreement, dated as of the date of this Agreement, in the form set forth as Exhibit I to the Purchase Agreement.

          TEACHERS:  As defined in section 1 of this Agreement.

          WARRANTS:  As defined in section 1 of this Agreement.

          3.8 MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties thereto, whether so expressed or not. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Delaware, without reference to the principles of the conflicts of laws thereof. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
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
          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                              HH HOLDING INC.

                              By /s/ Donald R. Crews

                              TEACHERS INSURANCE AND ANNUITY
                              ASSOCIATION OF AMERICA

                              By /s/ Kent M. Phillips

                                  61